                                                                    Exhibit 99.1

Thursday December 20, 6:26 pm Eastern Time

Press Release

Daisytek Completes $17.7 Million Private Placement of Common Stock Company to Pursue Acquisitions, Expand Warehousing and Reduce Debt

ALLEN, Texas--(BUSINESS WIRE)--Dec. 20, 2001-- Daisytek International (Nasdaq:
DZTK - news), a $1.2 billion wholesale distributor of computer and office supplies and provider of marketing and demand-generation services, has completed a private placement of approximately 1.6 million shares of its common stock to a group of institutional investors at a purchase price of $11.20 per share for total gross proceeds of approximately $17.7 million. Daisytek intends to use the funds to pursue strategic acquisitions and investment opportunities, to expand its warehousing network, to reduce indebtedness under the company's revolving credit loans, and for general working capital.

The common stock has not been registered under United States or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933. Daisytek has agreed to file a registration statement covering the resale of these shares by the investors. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Robert W. Baird & Co. served as the exclusive placement agent on this transaction.

The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management's current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Certain factors, including but not limited to, general economic conditions, industry trends, the loss of key suppliers or customers, the loss of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), risks inherent in acquiring, integrating and operating new businesses, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties, exchange rate fluctuations, and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. There may be additional risks that we do not currently view as material or that are not presently known.

In addition to the risks and uncertainties listed above, the terrorist attacks that took place in the United States on September 11, 2002 and the resulting war on terrorism are unprecedented events that have created many economic and political uncertainties. There could be further acts of terrorism in the United States or elsewhere that could have a similar impact. In addition, the national global responses to these terrorist attacks and the resulting war on terrorism may materially adversely affect us in ways we cannot predict at the present. Some of the possible material adverse impacts to our business include, but are not limited to: lower order levels from our customers; difficulties or delays related to our receipt or shipment of products by common carrier both within the United States and internationally; the lengthening of our sales cycles and implementations, which might result from a number of factors such as changes in security measures and disruptions to our business as a result of these changes; increased credit and business risk for customers in industries that were severely impacted by the attacks; and further instability in financial markets caused by armed hostilities or further acts of terrorism.

Other factors that could affect Daisytek are set forth in Daisytek's 10-K for the fiscal year ended March 31, 2001.



---------
Contact:

     Daisytek International, Allen
     Jim Powell, 972/881-4700
        or
     Michael A. Burns & Associates
     Craig McDaniel, 214/521-8596 or 214/616-7186 mobile
     cmcdaniel@mbapr.com



                                       2